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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  May 31, 2001
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                               ZANY BRAINY, INC.
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                (Exact Name of Registrant Specified in Charter)


     Pennsylvania                  0-26185                  23-2663337
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   (State or Other             (Commission File          (I.R.S. Employer
   Jurisdiction of                 Number)               Identification No.)
   Incorporation)


             2520 Renaissance Boulevard
             King of Prussia, Pennsylvania                      19406
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        (Address of Principal Executive Offices)             (Zip Code)



     Registrant's telephone number, including area code:  (610) 278-7800
                                                          --------------


                                Not Applicable
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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This Report on Form 8-K contains, in addition to historical information, forward-looking statements, including statements regarding the likely outcome of a hearing with a Nasdaq Listing Qualifications Panel, what is in the best interests of our constituents and whether our shares will be traded on any market. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such differences include, but are not limited to, the outcome of our recently filed voluntary petition for protection under chapter 11 of title 11 of the United States Code, the availability of additional capital, the adverse effects on our business as a result of our chapter 11 cases and general economic conditions and whether there is any independent interest in our shares, as well as risks set forth in our filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update these forward-looking statements.

Item 5. Other Events.

On May 31, 2001, we informed the Nasdaq staff that we would no longer pursue a hearing before a Nasdaq Listing Qualifications Panel to review the delisting determination letter that we received from the Nasdaq staff on May 1, 2001.

The staff's letter stated that our shares were subject to delisting from the Nasdaq National Market due to the failure of our common stock to maintain a minimum bid price of $1.00 per share as specified in Nasdaq Marketplace Rule 4310(c)(4).

As a result of our recently filed a voluntary petition for protection under chapter 11 of title 11 of the United States Code, we determined that appealing the staff's determination was not likely to result in a positive outcome and believe that our constituents will be better served by having us focus on our restructuring efforts.

In the event that our shares are delisted from Nasdaq, we can not make any assurances that there will be a market maker for our shares or that our shares will be traded on any market. Our shares may be quoted in the National Daily Quotation Sheets, commonly referred to as the "pink sheets," published by the National Quotation Bureau LLC or traded over the counter on the Bulletin Board.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZANY BRAINY, INC.


Date:  May 31, 2001                   By /s/ Thomas G. Vellios
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                                         Thomas G. Vellios
                                         Chief Executive Officer and President

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